B26 (Official Form 26) (12/08)

United States Bankruptcy Court
Southern District of New York

                             In re:                      Eastman Kodak Company, et. al.,                                                                                                Case No.  12-10202 (ALG)

                                Debtor                                                                                              Chapter 11

PERIODIC REPORT REGARDING VALUE, OPERATIONS AND PROFITABILITY OF ENTITIES IN WHICH THE ESTATE OF Eastman Kodak Company, et. al.
HOLDS A SUBSTANTIAL OR CONTROLLING INTEREST

This is the report as of September 30, 2012 on the value, operations and profitability of those entities in which the estate holds a substantial or controlling interest, as required by Bankruptcy Rule 2015.3.  The estate of Eastman Kodak Company, et. al. (the “Debtors”) holds a direct substantial or controlling interest in the entities as set forth in the Legal Entity Chart attached hereto as Exhibit C (“Non-Debtor Entities”).

Name of Entity	Interest of Estate	Tab #
See Exhibit C

This Periodic Report shall consist of three exhibits.  Exhibit A contains a valuation estimate for the Non-Debtor entities as of a date not more than two years prior to the date of this report.  It also contains a description of the valuation method used.  Exhibit B contains a balance sheet, a statement of income (loss), a statement of cash flows, and a statement of changes in shareholders’ or partners’ equity (deficit) for the period covered for each Non-Debtor Entity, along with summarized footnotes.  Exhibit C contains a list of all active entities of the Company, including identified Debtor entities.

Please note with respect to Exhibit A, it would be prohibitively expensive, unduly burdensome, and an inefficient use of estate assets for the Debtors to obtain current market valuations for each Non-Debtor Entity.

Exhibit B contains the combined statement of financial position, statement of operations, statement of cash flows and statement of retained earnings  (collectively, the “Financial Statements”) for the Debtor and Non-Debtor Entities and eliminations necessary to combine the two into the consolidated financial statements as of and for the nine months ended September 30, 2012.  The statement of changes in shareholders’ equity is only prepared on an annual basis by the Company.

The financial information included in this Form 26 filing is unaudited.  Although management has made reasonable efforts to ensure that the financial information is accurate and complete at the time of preparation, subsequent receipt of information or discovery may result in material changes to the information contained in this Periodic Report, and inadvertent errors or omissions may exist. Because the financial information included in this filing is unaudited and not subject to the same level of accounting review and testing the Company and related Debtors applies in the preparation of its quarterly and annual financial information in accordance with accounting principles generally accepted in the United States of America, there can be no assurance that the information is accurate and complete and may be subject to further review and potential adjustment.  Nothing contained in this filing shall constitute a waiver of any rights of the Debtors, specifically including the Debtors’ right to amend, supplement or otherwise modify this Periodic Report.

THIS REPORT MUST BE SIGNED BY A REPRESENTATIVE OF THE TRUSTEE OR DEBTOR-IN POSSESSION.

The undersigned, having reviewed the above listing of entities in which the estate of Eastman Kodak Company, et. al. holds a direct substantial or controlling interest, and being familiar with the Debtor’s financial affairs, verifies under the penalty of perjury that the listing is complete, accurate and truthful to the best of his/her knowledge.

Date: December 28, 2012

/s/ Eric Samuels
Signature of Authorized Individual

Eric Samuels
Name of Authorized Individual
Chief Accounting Officer and Corporate Controller
Title of Authorized Individual

                         In re:                          Eastman Kodak Company, et. al.,                                                                                                Case No.  12-10202 (ALG)

                                  Debtor                                                                                                                                              Chapter 11

General Notes to the Form 26 Report:

Basis of Presentation:

The Financial Statements contained herein include the results of those entities in which the Debtors hold a direct substantial or controlling interest.  The Financial Statements are unaudited, limited in scope and do not comply with generally accepted accounting principles in the United States of America ("U.S. GAAP"). Investment in non-debtor entities is recorded at cost, which may not be in accordance with U.S. GAAP.  Investment in other entities in which the Company does not hold a substantial or controlling interest are accounted for under the cost method and are reported in other long-term assets.

The Financial Statements have been derived from the books and records of the Company. This information has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon the application of such procedures, the Debtors believe that the financial information could be subject to changes and these changes could be material. Further, the information furnished in this report does not include all of the adjustments that would typically be made in accordance with U.S. GAAP.

The results of operations contained herein are not necessarily indicative of results that are expected from any other period or for the full year and may not necessarily reflect the combined results of operations, financial position and cash flows of the Debtors or Non-Debtors in the future. The information contained herein is provided to fulfill the requirements of the Bankruptcy Rule 2015.3.

Eastman Kodak Company				Exhibit B
Combined Statement of Operations
Unaudited
(in millions)

	For the Nine Months Ended September 30, 2012

	Debtor	Non-Debtor	Eliminations	Consolidated
Revenues	$1,385	$2,254	$(645)	$2,994
Cost of Sales	1,449	1,792	(651)	2,590
Gross Profit	(64)	462	6	404
Selling, general and administrative expenses	306	302	-	608
Research and development costs	127	31	-	158
Restructuring costs and other	154	52	-	206
Other operating (income) expenses	(4)	-	-	(4)
(Loss) / Income from continuing operations before interest expense, other income (charges), net, reorganization items, net and income taxes	(647)	77	6	(564)
Interest Expense	110	7	-	117
Other income (charges), net	(7)	11	(6)	(2)
Reorganizational items, net	304	-	-	304
(Loss) / Income from continuing operations before income taxes	(1,068)	81	-	(987)
(Benefit) / Provision for income taxes	(153)	69	-	(84)
(Loss) / Income from continuing operations	(915)	12	-	(903)
Loss from discontinued operations, net of income taxes	(45)	(29)		(74)
Net Loss	$(960)	$(17)	$-	$(977)

Eastman Kodak Company				Exhibit B
Combined Statement of Financial Position
Unaudited
(in millions)

	As of September 30, 2012

	Debtor	Non-Debtor	Eliminations	Consolidated
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$314	$818	$-	$1,132
Receivables, net	227	586	-	813
Receivables and Advances from Kodak entities, net	234	-	(234)	-
Inventories, net	319	319	-	638
Deferred income taxes	11	45	-	56
Other current assets	30	24	-	54
Total current assets	1,135	1,792	(234)	2,693

Property, plant and equipment, net	461	285	-	746
Goodwill	144	135	-	279
Investment in non-debtor entities	2,008	-	(2,008)	-
Other long-term assets	49	636	-	685
Total Assets	$3,797	$2,848	$(2,242)	$4,403

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable, trade	$170	$270	$-	$440
Payables and Advances to Kodak entities, net	-	41	(41)	-
Short-term borrowings & current portion of L-T debt	-	40	-	40
Accrued income and other taxes	10	(1)	-	9
Other current liabilities	426	544	-	970
Total current liabilities	606	894	(41)	1,459
Long-term debt	1,399	1	-	1,400
Other long-term liabilities	251	1,577	-	1,828
Liabilities subject to compromise	3,140	-	(193)	2,947
Total Liabilities	5,396	2,472	(234)	7,634

Equity (Deficit)
Capital Stock	978	2,008	(2,008)	978
Additional paid in capital	1,106	-	-	1,106
Retained earnings	3,866	(851)	-	3,015
Accumulated other comprehensive loss	(1,789)	(783)	-	(2,572)
	4,161	374	(2,008)	2,527
Treasury stock, at cost	(5,760)	-	-	(5,760)
Total E.K. Shareholders' Equity (Deficit)	(1,599)	374	(2,008)	(3,233)
Non-controlling interests	-	2	-	2
Total Equity (Deficit)	(1,599)	376	(2,008)	(3,231)
TOTAL LIABILITIES & EQUITY	$3,797	$2,848	$(2,242)	$4,403

Eastman Kodak Company				Exhibit B
Combined Statement of Retained Earnings
Unaudited
(in millions)

	For the Nine Months Ended September 30, 2012

	Debtor	Non-Debtor	Eliminations	Consolidated
Retained earnings at beginning of period	$4,905	$(834)	$-	$4,071
Net loss	(960)	(17)	-	(977)
Loss from issuance of treasury stock	(79)	-	-	(79)
Retained earnings at end of period	$3,866	$(851)	$-	$3,015

Eastman Kodak Company				Exhibit B
Combined Statement of Cash Flows
Unaudited	For the Nine Months Ended September 30, 2012

(in millions)	Debtors	Non-Debtors	Eliminations	Consolidated

Cash flows from operating activities:
Net loss	$(960)	$(17)	$-	$(977)
Adjustments to reconcile to net cash used in operating activities:
Loss from discontinued operations, net of income taxes	45	29		74
Depreciation and amortization	118	65	-	183
Gain on sale of businesses / assets	(1)	(9)		(10)
Loss on early extinguishment of debt	7	-	-	7
Non-cash restructuring costs, asset impairments and other charges	16	16		32
Non-cash and financing related reorganization items, net	213	-		213
Provision for deferred income taxes	5	61	-	66
Decrease in receivables	67	125	-	192
Increase in inventories	(27)	(42)	-	(69)
Increase (decrease) in liabilities excluding borrowings	108	(67)	-	41
Other items, net	9	(52)	-	(43)
Total adjustments	560	126	-	686
Net cash used in continuing operations	(400)	109	-	(291)
Net cash provided by discontinued operations	1	29		30
Net cash used in operating activities	(399)	138	-	(261)
Cash flows from investing activities:
Additions to properties	(21)	(30)	-	(51)
Proceeds from sales of businesses / assets	9	26		35
Advances from (to) Kodak Companies	9	11	(20)	-
Marketable securities - sales	78	-	-	78
Marketable securities - purchases	(72)	-	-	(72)
Net cash used in continuing operations	3	7	(20)	(10)
Net cash provided by discontinued operations	24	3	-	27
Net cash provided by investing activities	27	10	(20)	17
Cash flows from financing activities:
Proceeds from DIP credit agreement	686	-	-	686
Repayment of borrowings	(133)	(42)	-	(175)
Reorganization items	(40)	-	-	(40)
Advances from (to) Kodak Companies	(11)	(9)	20	-
Proceeds from sale and leaseback transaction	-	41	-	41
Net cash provided by financing activities	502	(10)	20	512
Effect of exchange rate changes on cash	-	3	-	3
Net increase in cash and cash equivalents	130	141	-	271
Cash and cash equivalents, beginning of period	184	677	-	861
Cash and cash equivalents, end of period	$314	$818	$-	$1,132

						Exhibit C

Count	Debtor	Legal Entity Name	Incorporation Location	Owner Name 3	Ownership Percentage	Nature of Business
1		1680382 Ontario Limited	Canada/Ontario	Kodak Canada Inc. in its capacity as Administrator of the Kodak Canada Income Plan	100.00%	Foreign subsidiary
2		3T Technologies	N/A	Eastman Kodak Company	Unknown	Venture investment
3		Cinelabs (Beijing) Limited	China	Beijing Film & Video Laboratory	40.00%	Foreign subsidiary
4		Cinelabs (Beijing) Limited	China	Kodak (China) Limited	60.00%	Foreign subsidiary
5		Project Ceylon Limited	England	Kodak Limited	100.00%	Foreign subsidiary
6		Creo Asia Pacific Limited	Hong Kong	Eastman Kodak Holdings B.V.	100.00%	Foreign subsidiary
7		Creo Asia Pacific Limited	Hong Kong	Kodak Graphic Communications Canada Company	0.00%	Foreign subsidiary
8	X	Creo Manufacturing America LLC	Wyoming	Eastman Kodak Company	100.00%	Dormant company
9		Creo Prepress Shanghai Limited	China	Kodak (China) Ltd.	100.00%	Foreign subsidiary
10	X	Eastman Kodak Company	New Jersey	N/A	N/A	Parent company
11		Eastman Kodak Holdings B.V.	The Netherlands	Eastman Kodak Company	100.00%	Foreign subsidiary
12	X	Eastman Kodak International Capital Company, Inc.	Delaware	Eastman Kodak Company	100.00%	Holding company
13		Eastman Kodak Sarl	Switzerland	Eastman Kodak Holdings B.V.	100.00%	Foreign subsidiary
14		eMagin	N/A	Eastman Kodak Company	0.13%	Venture investment
15		Eucalyptus Capital Account	N/A	Eastman Kodak Company	4.55%	Venture investment
16	X	Far East Development Ltd.	Delaware	Eastman Kodak Company	100.00%	Collects on-shore service charges
17		FlashPoint Technologies, Inc.	United States	Eastman Kodak Company	3.50%	Venture investment
18	X	FPC Inc.	California	Laser-Pacific Media Corporation	100.00%	Disposal and recycling of film products
19		Glogal Lighting Technologies	N/A	Eastman Kodak Company	less than 5%	Venture investment
20		Hillcrest Laboratories	N/A	Eastman Kodak Company	0.90%	Venture investment
21		Horsell Graphic Industries Ltd.	United Kingdom	Kodak Limited	100.00%	Foreign subsidiary
22		K.K. Kodak Information Systems	Japan	Kodak Japan Ltd.	100.00%	Foreign subsidiary
23		Kodak	France	Eastman Kodak Company	100.00%	Foreign subsidiary
24		Kodak (Australasia) Pty. Ltd.	Australia	Eastman Kodak Company	97.16%	Foreign subsidiary
25		Kodak (Australasia) Pty. Ltd.	Australia	Kodak Graphic Communications Canada Company	2.84%	Foreign subsidiary
26		Kodak (China) Company Limited	China	Kodak (China) Investment Company Limited	100.00%	Foreign subsidiary
27		Kodak (China) Company Limited	China	Kodak (Hong Kong) Limited	0.00%	Foreign subsidiary
28		Kodak (China) Company Limited	China	Kodak (Singapore) Pte. Limited	0.00%	Foreign subsidiary
29		Kodak (China) Graphic Communications Company Ltd.		Kodak (China) Company Ltd.	75.00%	Foreign subsidiary
30		Kodak (China) Graphic Communications Company Ltd.		Kodak (China) Investment Company Ltd.	25.00%	Foreign subsidiary
31		Kodak (China) Investment Company Limited		Kodak (China) Limited	100.00%	Foreign subsidiary
32		Kodak (China) Limited	Hong Kong	Eastman Kodak Holdings B.V.	100.00%	Foreign subsidiary
33		Kodak (Eastern Europe) Limited	England	Kodak Limited	100.00%	Foreign subsidiary
34		Kodak (Egypt) S.A.E.	Egypt	Eastman Kodak Company	99.09%	Foreign subsidiary
35		Kodak (Egypt) S.A.E.	Egypt	Eastman Kodak International Capital Company, Inc.	0.40%	Foreign subsidiary
36		Kodak (Egypt) S.A.E.	Egypt	Far East Development, Ltd.	0.51%	Foreign subsidiary
37		Kodak (Guangzhou) Technology Service Company Limited		Canton Hotel	10.00%	Foreign subsidiary
38		Kodak (Guangzhou) Technology Service Company Limited		Kodak (China) Limited	90.00%	Foreign subsidiary
39		Kodak (Hong Kong) Limited	Hong Kong	Eastman Kodak Holdings B.V.	100.00%	Foreign subsidiary
40		Kodak (Malaysia) Sdn. Bhd.	Malaysia	Eastman Kodak Company	99.98%	Foreign subsidiary
41		Kodak (Malaysia) Sdn. Bhd.	Malaysia	Eastman Kodak International Capital Company, Inc.	0.01%	Foreign subsidiary
42	X	Kodak (Near East), Inc.	New York	Eastman Kodak Company	100.00%	Holder of branches
43		Kodak (Shanghai) Graphic Communications Co. Ltd.		Kodak (China) Limited	100.00%	Foreign subsidiary
44		Kodak (Shanghai) International Trading Co. Ltd.		Kodak (China) Limited	100.00%	Foreign subsidiary
45		Kodak (Singapore) Pte. Limited	Singapore	Eastman Kodak Company	100.00%	Foreign subsidiary
46		Kodak (Taiwan) Limited	Taiwan	Eastman Kodak Holdings B.V.	100.00%	Foreign subsidiary
47		Kodak (Thailand) Limited	Thailand	Eastman Kodak International Capital Company, Inc.	99.97%	Foreign subsidiary
48		Kodak (Wuxi) Company Limited	China	Kodak (China) Investment Company Limited	100.00%	Foreign subsidiary
49		Kodak (Xiamen) Company Limited	China	Kodak (China) Investment Company Limited	95.00%	Foreign subsidiary
50		Kodak (Xiamen) Company Limited	China	Xiamen State-Owned Assets Investment Com	5.00%	Foreign subsidiary
51		Kodak (Xiamen) Digital Imaging Products Company Limited		Kodak (China) Company Limited	75.00%	Foreign subsidiary
52		Kodak (Xiamen) Digital Imaging Products Company Limited		Kodak (China) Investment Company Limited	25.00%	Foreign subsidiary
53		Kodak A/S	Denmark	Eastman Kodak International Capital Company, Inc.	100.00%	Foreign subsidiary
54	X	Kodak Americas, Ltd.	New York	Eastman Kodak Company	100.00%	Holder of branches
55		Kodak Argentina S.A.I.C.	Argentina	Eastman Kodak Company	53.34%	Foreign subsidiary
56		Kodak Argentina S.A.I.C.	Argentina	Eastman Kodak Holdings B.V.	46.66%	Foreign subsidiary
57		Kodak Asia Pacific Solutions Pte. Ltd.	Singapore	Eastman Kodak Holdings B.V.	100.00%	Foreign subsidiary
58	X	Kodak Aviation Leasing LLC	Delaware	Eastman Kodak Company	100.00%	Holder of corporate jet leases
59		Kodak Brasileira Comercio de Produtos Para Imagem e Servicos Ltda.		Eastman Kodak Holdings B.V.	100.00%	Foreign subsidiary
60		Kodak Canada Inc.	Canada/Ontario	Eastman Kodak Company	0.10%	Foreign subsidiary
61		Kodak Canada Inc.	Canada/Ontario	Kodak Graphic Communications Canada Company	99.90%	Foreign subsidiary
62		Kodak Chilena S.A.F.	Chile	Eastman Kodak Company	100.00%	Foreign subsidiary
63		Kodak Chilena S.A.F.	Chile	Eastman Kodak International Capital Company, Inc.	0.00%	Foreign subsidiary
64		SRL Romania	Romania	Eastman Kodak Company	100.00%	Foreign subsidiary
65		Kodak da Amazôia Indútria e Comécio Ltda.		Kodak Brasileira Comercio e Industria Lda.	100.00%	Foreign subsidiary
66		Kodak de Colombia, SAS	Colombia	Kodak Mexicana S.A. de C.V.	100.00%	Foreign subsidiary
67		Kodak de Mexico S.A. de C.V.	Mexico	Eastman Kodak International Capital Company, Inc.	99.99%	Foreign subsidiary
68		Kodak de Mexico S.A. de C.V.	Mexico	Kodak Americas, Ltd.	0.01%	Foreign subsidiary
69		Kodak Electronic Products (Shanghai) Company Limited		Kodak (China) Investment Co., Inc.	100.00%	Foreign subsidiary
70		Kodak GmbH	Austria	Eastman Kodak Company	100.00%	Foreign subsidiary
71		Kodak GmbH	Germany	Kodak Graphic Communications GmbH	100.00%	Foreign subsidiary
72		Kodak Graphic Communications Asia Pacific Pte. Ltd.		Kodak Polychrome Graphics Company Ltd.	100.00%	Foreign subsidiary
73		Kodak Graphic Communications Canada Company		Eastman Kodak Company	100.00%	Foreign subsidiary
74		Kodak Graphic Communications EAD	Bulgaria	Kodak Graphic Communications GmbH	100.00%	Foreign subsidiary
75		Kodak Graphic Communications GmbH 1		Kodak Holding GmbH	100.00%	Foreign subsidiary
76		Kodak Graphic Communications Limited		Kodak Limited	100.00%	Foreign subsidiary
77		Kodak Holding GmbH	Germany	Eastman Kodak Company	100.00%	Foreign subsidiary
78		Kodak IL Ltd.	Israel	Eastman Kodak Holdings B.V.	100.00%	Foreign subsidiary
79		Kodak Imaging Network B.V.	The Netherlands	Kodak Imaging Network, Inc.	100.00%	Foreign subsidiary
80	X	Kodak Imaging Network, Inc.	Delaware	Eastman Kodak Company	100.00%	Online photofinishing
81		Kodak Imaging Services (Shenzhen) Ltd.		Kodak (China) Limited	100.00%	Foreign subsidiary
82		Kodak India Private Limited	India	Kodak International Finance Limited	0.00%	Foreign subsidiary
83		Kodak India Private Limited	India	Kodak Limited	100.00%	Foreign subsidiary
84		Kodak International Finance Limited	England	Kodak Limited	100.00%	Foreign subsidiary
85		Kodak Japan Ltd. 2	Japan	Eastman Kodak Holdings B.V.	12.67%	Foreign subsidiary
86		Kodak Japan Ltd. 2	Japan	Kodak Graphic Communications Canada Company	10.23%	Foreign subsidiary
87		Kodak Japan Ltd. 2	Japan	Kodak Polychrome Graphics Company Ltd.	77.10%	Foreign subsidiary
88		Kodak Kft.	Hungary	Eastman Kodak Company	100.00%	Foreign subsidiary
89		Kodak Korea Ltd.	Korea (South)	Eastman Kodak Company	100.00%	Foreign subsidiary
90		Kodak Limited	England	Eastman Kodak Company	100.00%	Foreign subsidiary
91		Kodak Mexicana S.A. de C.V.	Mexico	Eastman Kodak International Capital Company, Inc.	99.99%	Foreign subsidiary
92		Kodak Mexicana S.A. de C.V.	Mexico	Kodak Americas, Ltd.	0.01%	Foreign subsidiary
93		Kodak Nederland B.V.	The Netherlands	Eastman Kodak Holdings B.V.	100.00%	Foreign subsidiary
94		Kodak New Zealand Limited	New Zealand	Eastman Kodak Company	100.00%	Foreign subsidiary
95		Kodak Nordic AB	Sweden	Eastman Kodak Company	100.00%	Foreign subsidiary
96		Kodak Norge A/S	Norway	Eastman Kodak International Capital Company, Inc.	100.00%	Foreign subsidiary
97		Kodak OOO	Russia	Eastman Kodak Company	100.00%	Foreign subsidiary
98		Kodak Oy	Finland	Eastman Kodak Company	100.00%	Foreign subsidiary
99	X	Kodak Philippines, Ltd.	New York	Eastman Kodak Company	100.00%	Holder of a branch
100		Kodak Polska Sp.zo.o	Poland	Eastman Kodak Company	100.00%	Foreign subsidiary
101		Kodak Polychrome Graphics (Hong Kong) Ltd.		Kodak Polychrome Graphics Company Ltd.	100.00%	Foreign subsidiary
102		Kodak Polychrome Graphics China Co. Ltd.		Kodak Polychrome Graphics Company Ltd.	100.00%	Foreign subsidiary
103		Kodak Polychrome Graphics Company Ltd.		Eastman Kodak Company	100.00%	Foreign subsidiary
104		Kodak Polychrome Graphics Cono Sur SA		Kodak Polychrome Graphics Company Ltd.	100.00%	Foreign subsidiary
105		Kodak Polychrome Graphics Export SAFI		Kodak Polychrome Graphics Company Ltd.	100.00%	Foreign subsidiary
106		Kodak Polychrome Graphics Finance UK Ltd.		Kodak Limited	100.00%	Foreign subsidiary
107		Kodak Polychrome Graphics Hungary	Hungary	Kodak Polychrome Graphics Company Ltd.	100.00%	Foreign subsidiary
108		Kodak Polychrome Graphics Madeira Servicos Ltd.		Kodak Polychrome Graphics Company Ltd.	50.00%	Foreign subsidiary
109		Kodak Polychrome Graphics Madeira Servicos Ltd.		Merrydown Limited	50.00%	Foreign subsidiary
110		Kodak Polychrome Graphics Netherlands Antilles NV		Kodak Polychrome Graphics Company Ltd.	100.00%	Foreign subsidiary
111	X	Kodak Portuguesa Limited	New York	Eastman Kodak Company	100.00%	Holder of a branch
112	X	Kodak Realty, Inc.	New York	Eastman Kodak Company	100.00%	Holder of real estate and FCC licenses
113		Kodak S.p.A.	Italy	Eastman Kodak Company	100.00%	Foreign subsidiary
114		Kodak S.p.A.	Italy	Eastman Kodak International Capital Company, Inc.	0.00%	Foreign subsidiary
115		Kodak SA/NV	Belgium	Eastman Kodak Company	0.00%	Foreign subsidiary
116		Kodak SA/NV	Belgium	Eastman Kodak Holdings B.V.	31.97%	Foreign subsidiary
117		Kodak SA/NV	Belgium	Eastman Kodak International Capital Company, Inc.	35.02%	Foreign subsidiary
118		Kodak SA/NV	Belgium	Kodak Graphic Communications Canada Company	2.01%	Foreign subsidiary
119		Kodak SA/NV	Belgium	Kodak Nederland BV	31.00%	Foreign subsidiary
120		Kodak Societe Anonyme	Switzerland	Eastman Kodak International Capital Company, Inc.	100.00%	Foreign subsidiary
121		Kodak Unterstüetzungsgesellschaft mbH		Kodak Holding GmbH	100.00%	Foreign subsidiary
122		Kodak Venezuela, S.A.	Venezuela	Eastman Kodak Company	100.00%	Foreign subsidiary
123		Kodak Versamark Europe SA	Switzerland	Eastman Kodak Holdings B.V.	100.00%	Foreign subsidiary
124		Kodak, S.A.	Spain	Eastman Kodak Company	99.99%	Foreign subsidiary
125		Kodak, S.A.	Spain	Eastman Kodak International Capital Company, Inc.	0.01%	Foreign subsidiary
126		KPG Finance (Barbados) SRL	Barbados	Kodak Polychrome Graphics Company Ltd.	100.00%	Foreign subsidiary
127		Laboratoires Kodak S.A.S.	France	Kodak S.A.	100.00%	Foreign subsidiary
128	X	Laser-Pacific Media Corporation	Delaware	Eastman Kodak Company	100.00%	Parent company
129		LensVector	N/A	Eastman Kodak Company	1.04%	Venture investment
130		Lockerz	N/A	Eastman Kodak Company	0.53%	Venture investment
131		Nanosys	N/A	Eastman Kodak Company	0.66%	Venture investment
132		NextEngine	N/A	Eastman Kodak Company	2.00%	Venture investment
133	X	NPEC Inc.	California	Eastman Kodak Company	100.00%	Environmental remediation
134	X	Pakon, Inc.	Indiana	Eastman Kodak Company	100.00%	Dormant company
135		Pitango Capital Account	N/A	Eastman Kodak Company	0.70%	Venture investment
136	X	Qualex Inc.	Delaware	Eastman Kodak Company	100.00%	Photographic services
137		RPB Marketing Company	Japan	Kodak Japan Ltd.	100.00%	Foreign subsidiary
138		SAS Villiot-Marne	France	Kodak S.A.	100.00%	Foreign subsidiary
139		Shanghai Da Hai Camera Co., Ltd.	China	Kodak (China) Investment Company Limited	75.00%	Foreign subsidiary
140		Shanghai Da Hai Camera Co., Ltd.	China	Kodak (China) Limited	25.00%	Foreign subsidiary
141		Wheeling Insurance Ltd.	Bermuda	Eastman Kodak Company	100.00%	Foreign subsidiary
142		Yamanashi RPB Supply Company	Japan	Kodak Japan Ltd.	100.00%	Foreign subsidiary
143		YesVideo	N/A	Eastman Kodak Company	9.30%	Venture investment
144		YesVideo	N/A	Eastman Kodak Company	0.48%	Venture investment

1 - Effective 9/5/2011, Kodak Graphic Communications GmbH merged into its parent, Kodak Verwaltung GmbH.  Effective the same day, Kodak Verwaltung GmbH changed its name to Kodak Graphic Communications GmbH.

	2 - Effective 1/1/2009, Kodak Japan Ltd. merged into its parent, Kodak IPS Japan Inc. Effective the same day, Kodak IPS Japan Inc. changed its name to Kodak Japan Ltd.
	3 - Individuals with current ownership percentages less than 0.05% are not listed.